UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2009

Commission File No. 333-140685

World Series of Golf, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	87-0719383 (I.R.S. Employer Identification No.)

10161 Park Run Dr., Suite 150
Las Vegas, Nevada 89145
(Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

(i) On April 9, 2009, World Series of Golf, Inc. (the “Registrant”) dismissed Moore & Associates, Charted as its independent registered public accounting firm.

(ii)

The report of Moore & Associates, Charted for the Registrant’s fiscal years ended December 31, 2007 and 2006, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as qualified due to the uncertainty of the Registrant’s ability to continue as a going concern.

(iii) The Registrant’s Board of Directors recommended and approved the decision to change its independent registered public accounting firm.

(iv)

In connection with its audits for the Registrant’s fiscal years ended December 31, 2007 and 2006 and through April 9, 2009, there have been no disagreements with Moore & Associates, Charted on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Charted, would have caused them to make reference thereto in their report on the financial statements for such year.

(v)

In connection with its audits for the Registrant’s fiscal years ended December 31, 2007 and 2006 and through April 9, 2009, there were no reportable events with Moore & Associated, Charted as described in Item 304(a)(1)(v) of Regulation S-K.

(b)	New independent registered public accounting firm

(i)

The Registrant engaged Peterson Sullivan LLP as its new independent registered public accounting firm as of April 9, 2009. During the Registrant’s two most recent fiscal years and through April 9, 2009, the Registrant has not consulted with Peterson Sullivan LLP concerning (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (2) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event with the former auditor (as described in Item 304(a)(1)(v) of Regulation S-K).

(c)	Exhibits.

The Registrant hereby furnishes, as Exhibit 16.1 attached hereto, the letter of Moore & Associates, Charted addressed to the Securities and Exchange Commission stating its agreement with the disclosure contained in this Current Report on Form 8-K to the extent such disclosure pertains to Moore & Associates, Charted.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Document

16.1	Letter from Moore & Associates, Charted.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD SERIES OF GOLF, INC.
(Registrant)

By: /s/ R. Terry Leiweke___________
R. Terry Leiweke
Chief Executive Officer

Dated: April 14, 2009

EXHIBIT INDEX

Exhibit No.	Document

16.1	Letter from Moore & Associates, Charted.